Exhibit 99.1

Company Overview* September 2023 © 2023 Zedge, Inc. Confidential. * Unless otherwise noted, data used in this presentation relates to Q3 FY ’23

© 2023 Zedge, Inc. Confidential. 2 This presentation contains statements that are, or may be considered to be, forward - looking statements. All statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Zedge’s future performance; • projections of Zedge’s results of operations or financial condition; • statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission. Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. Safe harbor statement

© 2023 Zedge, Inc. Confidential. Overview Our ecosystem consists of (i) AI powered utilities that enable consumers to easily create great digital content; (ii) games that leverage this content for friendly and engaging competitions, and (iii) marketplaces to monetize this content p AI nt 3

© 2023 Zedge, Inc. Confidential. Product Ecosystem GuruShots World’s leading photo game with 140M photos and 7.5M installs 4 Zedge Marketplace Marketplace for mobile phone personalization content with >30M MAU* Emojipedia #1 trusted search engine for all things emoji with 10M MAU

© 2023 Zedge, Inc. Confidential. utilities, games and marketplaces • Ongoing adjusted EBITDA * with $16M net cash • Proven excellence in monetizing massive global user base • Generative AI opens door to creators and potential exponential growth Investment • Creating flywheel connecting “the Creator Economy” with fun/friendly 5 Highlights * Adjusted EBITDA reconciliation presented on Slide 22

© 2023 Zedge, Inc. Confidential. 6 Why now is the time to Invest! ZDGE has never been better positioned to create sustainable , profitable, long - term growth from a market, product, tech, marketing and team perspective • We are doing AI, not talking about it • Untapped exposure to mobile gaming • Targeting UA payback of 3 - 12 months • Exceptionally undervalued • Active buyback strategy $1.91 Stock Price (Sep 22, 2023) $1.29 Cash per Share (Q3 FY ’23)

© 2023 Zedge, Inc. Confidential. Relevant comps and valuation 7 Shutterstock** Zedge** (NYSE: SSTK) Picsart* $27.5M $1.4B >$1B Equity Valuation $11.5M $1.4B N/A Enterprise Value ~0.4x 1.7x ~10x Revenue Multiple ~1.8x ~6.7x N/A EV/Adj. EBITDA Zedge’s Implied Valuation Range $42M - $280M * TechCrunch, Aug 26, 2021 ** Equity Valuation as of Sep 22, 2023

© 2023 Zedge, Inc. Confidential. Our addressable market is massive and proven 8 Individuals create and share content online monthly >50 million Individuals identify as online content creators >2 million Individuals that support themselves primarily from their content >1 billion Market sizing*: • Generative AI market >$50B (’29) Creator Economy >$100B (’23) • Global mobile gaming >$100B (’23) * See Forbes , Newzoo , and Precedence Research

© 2023 Zedge, Inc. Confidential. Major companywide initiatives… FY ’23 Democratize Data Branding & Creatives Competitive Research Search Engine Optimization User Acquisition MarTech & Operations Analytics & Reporting Messaging & Reengagement Social Media App Store Optimization Content Marketing Full Stack Marketing Team Raw Data Sorted Data Organized Data Data that Tells a Story FY ’24 Marketing & Artificial Intelligence 9

© 2023 Zedge, Inc. Confidential. The Zedge Marketplace is the leading source of mobile phone personalization content Business Model Advertising Subscriptions In - App Purchases General 609M Total installs >30M MAU pAInt: Generative AI Wallpaper Maker User Generated Content & Zedge Premium Product Highlights Wallpapers & Video Wallpapers Ringtones &. Notification Sounds 10

© 2023 Zedge, Inc. Confidential. Zedge Marketplace: Key growth initiatives Other iOS: Subs, new Pricing content & ratings experimentation Dedicated AI app in H2 FY ‘24 App Global rollout of pAInt Gamification & engagement Search & discovery Web pAInt to Web Website overhaul Print on Demand 11

© 2023 Zedge, Inc. Confidential. Product Highlights Casual game genre Single player or team dynamic General 30 - 40M TAM 140M Photos in Catalogue Business Model Freemium with In - App Purchases Evolving game economy with advertising and coins GuruShots: A leading, global, photo competition game 12

© 2023 Zedge, Inc. Confidential. GuruShots: Gameplay Galleries Battles Hybrid casual Monetization Dynamic offers Coins Advertising Other Ratings Social mechanics UI overhaul Key growth initiatives 13

© 2023 Zedge, Inc. Confidential. Trialing merch sales Business Model Programmatic advertising Launching paid subscriptions * Bangla, Chinese, Danish, Dutch, English, French, German, Hindi, Italian, Japanese, Korean, Malay, Marathi, Norwegian, Portuguese, Spanish, Swedish, Tamil, and Telugu Product Highlights Emoji definitions Emoji Playground In depth usage data & statistics 10M MAU 19 languages* 10th anniversary in 2023 General Emojipedia: #1 trusted source for all things emoji 14

© 2023 Zedge, Inc. Confidential. User accounts Other Emoji Translate Website optimizations New Content Emoticons Kaoimojis General Print on Demand Emoji Games Mash Ups Emojipedia: Key growth initiatives 15

© 2023 Zedge, Inc. Confidential. AI Art Master: Hybrid Casual Gen AI game • Gen AI creation tool • 1v1 voting dynamic with • Audio and haptics • Meta game • Coin based economy • Multiple monetization opportunities 16

© 2023 Zedge, Inc. Confidential. The flywheel: The 4 ‘C’s Marketing Games draw creators into a wide community with fun and friendly competitions COMPETITION AI enables all users to easily become creators CREATION Social features enable creators to share, connect, and compete in meaningful ways COMMUNITY Acquire 17 Create Engage Monetize Zedge Premium marketplace and associated marketing funnels Premium Print on Demand

© 2023 Zedge, Inc. Confidential. 18 Jonathan Reich CEO, Zedge, Inc. Jonathan has been our CEO since August ‘20 and as our President since July ’11. He has also served as our CFO (’16 - ’20) and COO (’11 - ’20). From ’07 to ’14, Mr. Reich served as President of Fabrix Systems, Inc. and, from 1999 to 2007, he served in various positions at Net2Phone, Inc., culminating with him as CEO of Net2Phone Global Services. Mr. Reich received a B.S. and M.S. in Operations Research from Columbia University’s School of Engineering and Applied Science in 1989 and 1993, respectively. Yi Tsai CFO, Zedge, Inc. Yi has served as our CFO and Treasurer since August ’20 and as Controller (’16 and ’20). Previously, he served as CFO of Peerless Systems Corporation (NASDAQ). He began his career in public accounting and has held positions with various financial institutions and multinational corporations. Yi is a CPA with a BS in Accounting from National Taipei University and an MBA in Finance from Case Western Reserve University’s Weatherhead School of Management. Tim Quirk SVP, Product, Zedge, Inc. Tim has served as SVP of Product since selling Freeform Development, a marketplace for musicians, to Zedge in ’17. Prior to Freeform he helped build Google Play as Google's Head of Global Content Programming, and ran the music content and operations team for Rhapsody, one of the first on - demand music streaming services. He's also the singer and lyricist for the punk - pop band Too Much Joy (Warner Brothers Records). Key management: skilled and experienced team Gilon Miller GM & Co - Founder of GuruShots Gilon is an entrepreneur and engineer with over 18 years of experience in the software and internet businesses. Prior to founding GuruShots (acquired by Zedge Inc. in April ’22) he held key positions in several successful start - ups, including Upstream Commerce (acquired by Flipkart), iMDSoft (acquired by TPG Capital) and Friendly Robotics (acquired by MTD Products / Stanley Black & Decker). BSEE from Tufts University and an MBA from the Massachusetts Institute of Technology (MIT).

© 2023 Zedge, Inc. Confidential. 19 Zedge Inc. is backed by the Jonas family IDT Corp (NYSE: IDT) founded by Howard Jonas and controlled by the Jonas family, spun off its controlling interest in Zedge in June 2016. The Jonas family remains a material Zedge shareholder and has a proven track record of unlocking value in the TMT space, including their sale of IDT Entertainment to Starz for $500M and their sale of Straight Path Communications (NYSE: STRP) to Verizon for $3.2B Board of Directors Michael Jonas. Executive Chairman, former Interim CEO of Zedge, Inc. Former EVP of Genie Energy. Howard Jonas. Vice - Chairman of Zedge, Inc. Chairman and Founder of IDT Corp. Chairman of Genie Energy. Chairman of IDW Media Holdings. Chairman of Rafael Holdings, Inc. Mark Ghermezian. Serial entrepreneur and successful investor with 20+ years of experience in founding, building, and investing in early - stage SaaS startups. Before becoming the Founder and General Partner at m]x[v Capital, Mark co - founded Braze (BRZE) and led the company as it’s founding CEO, pioneering a new category from ideation to IPO (Braze IPO’d in November 2021). As an angel investor, Mark was an early investor in companies such as Nutanix, Lattice, Thoughtspot, Rubrik, and Riskified, along with 50 other investments, largely focused on SaaS. Experiencing several IPOs, unicorns, and successful exits. At m]x[v Capital, Mark is proud to be a mentor to his founders and entrepreneurs, offering his experience and expertise to help their companies find the same success. Elliot Gibber. President & CEO of Deb El Food Products, a leader in the egg products business in the US and worldwide. Mr. Gibber was Chairman of the United Egg Association. He is an active investor in real estate, high tech and medical technologies. Paul Packer. Founded Globis Capital Advisors LLC, an investment advisory, in 2001. Globis invests in startups, micro - and small - cap companies with a focus on hi - tech. Mr. Packer was Chairman of The United States Commission for the Preservation of America’s Heritage Abroad. Gregory Suess. Founding partner of Activist Artists Management, LLC (“Activist.co”), a full - service management and consulting company. Prior to Activist, Mr. Suess co - founded ROAR, which was one of Hollywood’s leading entertainment management companies while under his leadership

© 2023 Zedge, Inc. Confidential. 20 Why invest now? • AI, gaming, & ‘Creator Economy’ • AI exposure backed up with real business • Mobile gaming opportunity • Massive customer base • Valuation • Adjusted EBITDA positive • Buyback strategy

© 2023 Zedge, Inc. Confidential. 21 Zedge Inc. Company contact: Jonathan Reich, CEO jonathan.reich@zedge.net Investor relations contact: Brian Siegel (346) 396 - 8696 brian@haydenir.com (NYSE American: ZDGE)

© 2023 Zedge, Inc. Confidential. Adjusted EBITDA* 22 YTD FY 2023 FY 2022 FY 2021 Q3 ‘23 Q2 ‘23 Q1 ‘23 Q4 ‘22 Q3 ‘22 Q2 ‘22 Q1 ‘22 Reconciliation of Adjusted EBITDA to Net (Loss)/Income (in $Million) ($6.3) ($0.2) ($0.7) $2.5 $9.7 ($0.0) $1.9 $2.0 $8.2 ($0.0) ($0.2) $1.3 ($7.7) ($0.1) ($0.7) $0.9 $1.6 ($0.1) $0.1 $0.8 ($0.2) $0.0 ($0.1) $0.8 $4.5 $0.0 $0.2 $0.8 $0.8 $0.0 $0.4 $0.4 $2.3 $0.0 $0.7 $0.4 $2.1 $0.0 $0.5 $0.4 Net (Loss) | Income Excluding: Interest and other income/(expense), net Provision for income taxes Depreciation and amortization ($4.7) $13.5 $9.3 ($7.6) $2.4 $0.5 $5.5 $1.6 $3.4 $3.0 EBITDA $6.8 $2.0 $0.0 ($4.0) $1.9 $0.9 $0.0 $0.7 $0.0 $8.7 $0.6 $0.0 ($1.8) $0.8 $0.0 ($0.2) $0.6 $0.0 ($4.0) $0.6 $0.0 $0.0 $0.5 $0.7 $0.0 $0.5 $0.1 $0.0 $0.3 $0.0 Change in fair value of contingent consideration Stock - based compensation Transaction costs related to business combination $4.1 $12.4 $9.9 $1.7 $1.4 $1.0 $2.2 $2.9 $4.0 $3.3 Adjusted EBITDA * Adjusted EBITDA is defined as earnings (loss) before interest, taxes, depreciation and amortization, stock compensation expense, transaction - related expenses and other non - recurring expenses . Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA into reported revenue . These metrics represent measures that we believe are customarily used by investors and analysts to evaluate the financial performance of companies in addition to the GAAP measures that we present . Our management also believes that these measures are useful in evaluating our core operating results . However, Adjusted EBITDA and Adjusted EBITDA margin are not measures of financial performance under accounting principles generally accepted in the United States of America and should not be considered an alternative to net income or operating income as an indicator of our operating performance or to net cash provided by operating activities as a measure of our liquidity .